UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2010

U.S. AUTO PARTS NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17150 South Margay Avenue, Carson, CA 90746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (310) 735-0553

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

U.S. Auto Parts Network, Inc. (“USAP” or the “Company”) previously filed with the Securities and Exchange Commission a Current Report on Form 8-K on August 18, 2010, (the “Initial Report”) to, among other matters, report the acquisition of all of the outstanding capital stock of Automotive Specialty Accessories and Parts, Inc. (“WAG”). This Form 8-K/A amends the Initial Report to provide the required financial statements of an acquired business, required pro forma financial information and related exhibits. This amendment does not amend or otherwise affect Items 1.01, 2.01, 2.03 or 8.01 of the Initial Report.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited financial statements (including the consolidated balance sheets, statements of operations, statements of cash flow, related notes and independent auditors’ report) of WAG as of and for the 53 weeks ended January 2, 2010 and the 52 weeks ended December 27, 2008 and December 29, 2007 are filed as exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A and are incorporated by reference in their entirety herein.

The unaudited condensed consolidated financial statements (including the consolidated balance sheet of WAG as of July 3, 2010 and the statements of operations and statements of cash flow of WAG as of and for the 26 weeks ended July 3, 2010 and the 27 weeks ended July 4, 2009 and related notes) are filed as exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference in their entirety herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information (including the consolidated balance sheets, statements of operations and related notes) as of and for the 26 weeks ended July 3, 2010 and the 52 weeks ended January 2, 2010 are filed as exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference in their entirety herein.

(c) Exhibits. The following exhibits are filed with this Current Report on Form 8-K/A:

Exhibit No.	Description
2.2	Stock Purchase Agreement executed August 2, 2010 among Go Fido, Inc., WAG, 2000 Riverside Capital Appreciation Fund, L.P. and the other stockholders of WAG (1)
23.1	Consent of BDO USA, LLP, independent auditors for WAG
23.2	Consent of Deloitte & Touche LLP, independent auditors for WAG
99.1	Audited financial statements of WAG as of and for the 53 weeks ended January 2, 2010
99.2	Audited financial statements of WAG as of and for the 52 weeks ended December 27, 2008 and December 29, 2007
99.3	Unaudited condensed consolidated financial statements of WAG as of and for the 26 weeks ended July 3, 2010 and the 27 weeks ended July 4, 2009
99.4	Unaudited Pro forma condensed combined financial information

(1)	Incorporated by reference to Exhibit No. 10.57 of the registrant’s Current Report on Form 8-K filed on August 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2010	U.S. AUTO PARTS NETWORK, INC.

	By:	/S/ THEODORE R. SANDERS
Theodore R. Sanders
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.2	Stock Purchase Agreement executed August 2, 2010 among Go Fido, Inc., WAG, 2000 Riverside Capital Appreciation Fund, L.P. and the other stockholders of WAG (1)
23.1	Consent of BDO USA, LLP, independent auditors for WAG
23.2	Consent of Deloitte & Touche LLP, independent auditors for WAG
99.1	Audited financial statements of WAG as of and for the 53 weeks ended January 2, 2010
99.2	Audited financial statements of WAG as of and for the 52 weeks ended December 27, 2008 and December 29, 2007
99.3	Unaudited condensed consolidated financial statements of WAG as of and for the 26 weeks ended July 3, 2010 and the 27 weeks ended July 4, 2009
99.4	Unaudited Pro forma condensed combined financial information

(1)	Incorporated by reference to Exhibit No. 10.57 of the registrant’s Current Report on Form 8-K filed on August 4, 2010.